Suite 900 - 510 Burrard Street, Vancouver, British Columbia Canada V6C 3A8 Tel: (604) 687-6600 Toll Free: 1-888-411-GOLD Fax: (604) 687-3932 Email: info@aurizon.com Web Site: www.aurizon.com

February 15, 2006
File:  ARZ225/May/06

To:

British Columbia Securities Commission (SEDAR)

Ontario Securities Commission (SEDAR)

Commission des valeurs mobilieres du Quebec (SEDAR)

United States Securities and Exchange Commission (EDGAR)

Toronto Stock Exchange (SEDAR)

The American Stock Exchange (FAX)

Alberta Securities Commission (SEDAR)

Manitoba Securities Commission (SEDAR)

Office of the Administrator, New Brunswick (SEDAR)

Securities Commisssion of Newfoundland and Labrador (SEDAR)

Nova Scotia Securities Commission (SEDAR)

Registrar of Securities, Prince Edward Island (SEDAR)

Securities Division, Saskatchewan Financial Services Commission (SEDAR)

Securities Registry, Government of the Northwest Territories (SEDAR)

Registrar of Securities, Government of the Yukon Territories (SEDAR)

Nunavut Legal Registry (SEDAR)

Dear Sirs:

Re:  Notice of Annual General Meeting of Shareholders Pursuant to National Instrument 54-101

In accordance with Part 2 of NI54-101, we advise as follows:

Name of Reporting Issuer:

AURIZON MINES LTD.
Date fixed for the Meeting:

May 16, 2006
Record Date for Notice:

March 20, 2006
Record Date for Voting:

March 20, 2006
Beneficial Ownership Determination Date:

March 20, 2006
Classes or Series of securities that entitle the
  holder to receive notice of the Meeting:

Common
Classes or Series of securities that entitle the
  holder to vote at the Meeting:

Common
Meeting Type:

Routine
CUSIP Number:

05155P 10 6
Meeting Location:

Vancouver, B.C.
Material Distributed to:

Non-Declining Holders
OBO Distribution Payment:

Issuer will not pay for OBOs
Intermediary Material Distribution Type:

Form C Holders

Yours very truly,

AURIZON MINES LTD.

“Signed”
Julie A.S. Kemp
Corporate Secretary

/jask

cc:

DuMoulin Black

  Attention:  Mary Collyer

Computershare Trust Company of Canada

  Attention:  Jenny Karin